Exhibit 99.1



                    THE COCA-COLA COMPANY AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)
                        (In millions except share data)

                                    ASSETS

                                                March 31,
                                                  1993     December 31,
                                               (Restated)     1992
                                               ----------- ------------

Current
 Cash and cash equivalents                     $     774   $     956
 Marketable securities, at cost                       90         107
                                               ----------- -----------
                                                     864       1,063
 Trade accounts receivable, less
  allowances of $40 at March 31
  and $33 at December 31                           1,072       1,055
 Finance subsidiary receivables                       28          31
 Inventories                                       1,071       1,019
 Prepaid expenses and other assets                 1,100       1,080
                                               ----------- -----------
Total Current Assets                               4,135       4,248
                                               ----------- -----------

Investments and Other Assets
 Investments
  Coca-Cola Enterprises Inc.                         517         518
  Coca-Cola Amatil Limited                           570         548
  Other, principally bottling companies            1,077       1,097
 Finance subsidiary receivables                       89          95
 Marketable securities and other assets              569         637
                                               ----------- -----------
                                                   2,822       2,895
                                               ----------- -----------

Property, Plant and Equipment
 Land                                                214         203
 Buildings and improvements                        1,552       1,529
 Machinery and equipment                           3,203       3,137
 Containers                                          363         374
                                               ----------- -----------
                                                   5,332       5,243

  Less allowances for depreciation                 1,755       1,717
                                               ----------- -----------
                                                   3,577       3,526
                                               ----------- -----------

Goodwill and Other Intangible Assets                 411         383
                                               ----------- -----------

                                               $  10,945   $  11,052
                                               =========== ===========

                                         6

                    THE COCA-COLA COMPANY AND SUBSIDIARIES

                     LIABILITIES AND SHARE-OWNERS' EQUITY


                                                March 31,
                                                  1993     December 31,
                                               (Restated)     1992
                                               ----------  ------------
Current
 Accounts payable and accrued expenses         $   2,030   $   2,253
 Loans and notes payable                           1,976       1,967
 Finance subsidiary notes payable                    103         105
 Current maturities of long-term debt                 11          15
 Accrued taxes                                     1,017         963
                                               ----------- -----------
Total Current Liabilities                          5,137       5,303
                                               ----------- -----------

Long-Term Debt                                     1,128       1,120
                                               ----------- -----------

Other Liabilities                                    683         659
                                               ----------- -----------

Deferred Income Taxes                                 47          82
                                               ----------- -----------

Share-Owners' Equity
 Common stock, $.25 par value -
  Authorized: 2,800,000,000 shares;
  Issued: 1,697,059,216 shares at March 31;
  1,696,202,840 shares at December 31                424         424
 Capital surplus                                     893         871
 Reinvested earnings                               8,386       8,165
 Unearned compensation related to
  outstanding restricted stock                       (95)       (100)
 Foreign currency translation adjustment            (350)       (271)
                                               ----------- -----------
                                                   9,258       9,089

 Less treasury stock, at cost
  (391,989,441 common shares at March 31;
  389,431,622 common shares at December 31)        5,308       5,201
                                               ----------- -----------
                                                   3,950       3,888
                                               ----------- -----------

                                               $  10,945   $  11,052
                                               =========== ===========

See Note to Condensed Consolidated Financial Statements.

                                         7

                    THE COCA-COLA COMPANY AND SUBSIDIARIES

                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
                      (In millions except per share data)

                                                 Three Months Ended
                                                     March 31,
                                               -----------------------
                                                  1993
                                               (Restated)      1992
                                               ----------- -----------
Net Operating Revenues                         $   3,056   $   2,772
Cost of goods sold                                 1,093       1,032
                                               ----------- -----------

Gross Profit                                       1,963       1,740
Selling, administrative and general expenses       1,286       1,166
                                               ----------- -----------

Operating Income                                     677         574

Interest income                                       35          40
Interest expense                                      46          42
Equity income                                         29           8
Other deductions - net                                39          17
                                               ----------- -----------

Income before Income Taxes and Changes
 in Accounting Principles                            656         563

Income taxes                                         202         177
                                               ----------- -----------

Income before Changes in
 Accounting Principles                               454         386
Transition effects of changes in
 accounting principles
  Postemployment benefits                            (12)         --
  Postretirement benefits other than pensions
     Consolidated operations                          --        (146)
     Equity investments                               --         (73)
                                               ----------- -----------

Net Income                                     $     442   $     167
                                               =========== ===========

Income per Share
Before changes in accounting principles        $     .35   $     .29
Transition effects of changes in
 accounting principles
  Postemployment benefits                           (.01)         --
  Postretirement benefits other than pensions
     Consolidated operations                          --        (.11)
     Equity investments                               --        (.05)
                                               ----------- -----------

Net Income per Share                           $     .34   $     .13
                                               =========== ===========

Dividends per Share                            $     .17   $     .14
                                               =========== ===========

Average Shares Outstanding                         1,306       1,327
                                               =========== ===========

See Note to Condensed Consolidated Financial Statements.

                                         8

                    THE COCA-COLA COMPANY AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
                                 (In millions)

                                                 Three Months Ended
                                                      March 31,
                                               -----------------------
                                                  1993
                                               (Restated)     1992
                                               ----------- -----------
Operating Activities
 Net income                                    $     442   $     167
 Transition effects of changes in
  accounting principles                               12         219
 Depreciation and amortization                        88          73
 Deferred income taxes                                16           2
 Equity income, net of dividends                     (21)         (5)
 Foreign currency adjustments                          8          16
 Other noncash items                                  16           5
 Net change in operating assets
   and liabilities                                  (302)       (408)
                                               ----------- -----------
  Net cash provided by operating activities          259          69
                                               ----------- -----------

Investing Activities
 Additions to finance subsidiary receivables          (5)         (4)
 Collections of finance subsidiary
  receivables                                         14         233
 Acquisitions and investments                        (64)        (34)
 Proceeds from disposals of investments
  and other assets                                    87          35
 Decrease (increase) in marketable
  securities                                          15         (22)
 Purchases of property, plant and equipment         (209)       (182)
 Proceeds from disposals of property, plant
  and equipment                                       17          21
 All other investing activities                       --           1
                                               ----------- -----------
  Net cash provided by (used in) investing
   activities                                       (145)         48
                                               ----------- -----------
  Net cash provided by operations
   after reinvestment                                114         117
                                               ----------- -----------

Financing Activities
 Issuances of debt                                   268         208
 Payments of debt                                   (262)         (2)
 Issuances of stock                                   15          33
 Purchases of stock for treasury                    (107)       (446)
 Dividends                                          (200)         --
                                               ----------- -----------
  Net cash used in financing activities             (286)       (207)
                                               ----------- -----------

Effect of Exchange Rate Changes on
 Cash and Cash Equivalents                           (10)        (47)
                                               ----------- -----------

Cash and Cash Equivalents
 Net decrease during the period                     (182)       (137)
 Balance at beginning of period                      956       1,058
                                               ----------- -----------

  Balance at end of period                     $     774   $     921
                                               =========== ===========

Interest Paid                                  $      59   $      50
                                               =========== ===========

Income Taxes Paid                              $     178   $     270
                                               =========== ===========

See Note to Condensed Consolidated Financial Statements.

                                         9